UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934 (Amendment No. __)

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AMERICAN SANDS ENERGY CORP.
(Name of Registrant as Specified in Its Charter)

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AMERICAN SANDS ENERGY CORP.

4760 South Highland Drive

Suite 341

Salt Lake City, UT 84117

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, SEPTEMBER 4, 2013

July 29, 2013

Dear Stockholders:

The 2013 Annual Meeting of Stockholders of American Sands Energy Corp. (the “Company”) will be held in the Sun Valley Room at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, at 10:00 a.m., local time, on September 4, 2013, for the following purposes:

1.	The re-election of six directors to serve on the Company’s board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.	The ratification of the appointment of Tanner, LLC to serve as the Company’s independent registered public accounting firm for its fiscal year ending March 31, 2014; and
3.	Such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

The close of business on July 30, 2013, has been fixed by our board of directors as the record date for determining the holders of our common voting stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Each share of common stock is entitled to one vote per share. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the annual meeting, during ordinary business hours at 4760 South Highland Drive, Suite 341, Salt Lake City, UT 84117.

We are not soliciting proxies for this annual meeting. However, all stockholders are welcome to attend the meeting and vote in person.

By Order of the Board of Directors,

/s/ Daniel F. Carlson
Daniel F Carlson
Secretary

AMERICAN SANDS ENERGY CORP.

2013 ANNUAL MEETING OF STOCKHOLDERS

WEDNESDAY, SEPTEMBER 4, 2013

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

This Information Statement contains information related to the Company’s 2013 annual meeting of stockholders to be held in the Sun Valley Room at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, at 10:00 a.m., local time, on September 4, 2013, and at any adjournments or postponements thereof. The approximate date that this Information Statement, the preceding Notice of Annual Meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013, are first being made available to stockholders is August 8, 2013. We are making this Information Statement available to our stockholders for use at the annual meeting. You should review this Information Statement in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013.

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TABLE OF CONTENTS

GENERAL INFORMATION	3
PROPOSAL NO. 1: ELECTION OF DIRECTORS	4
NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS	5
EXECUTIVE COMPENSATION	11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
EQUITY COMPENSATION PLAN INFORMATION	16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17
PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
REPORT OF THE AUDIT COMMITTEE	20
SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID	20
ANNUAL REPORT	21
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING OF AMSE STOCKHOLDERS	21
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	21
SHAREHOLDERS SHARING AN ADDRESS	21
OTHER MATTERS	21
WHERE YOU CAN FIND MORE INFORMATION	21

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GENERAL INFORMATION

Meeting Information

The annual meeting of stockholders of American Sands Energy Corp. (“AMSE,” the “Company,” “we,” “our” or “us”) will be held in the Sun Valley Room at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, beginning at 10:00 a.m., local time, on September 4, 2013.

Who May Vote

You are entitled to vote in person at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m.) on July 30 2013, the record date of the annual meeting (“Record Date”). On the Record Date, 28,990,715 shares of our common stock were issued and outstanding and held by 336 holders of record. Holders on the Record Date of our common stock which are (1) held directly in your name as the stockholder of record or (2) held for you as the beneficial owner through a stockbroker, bank or other nominee, are entitled to one vote per share at the annual meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

How To Vote

Holders of record may vote in person at the meeting by ballot or grant a proxy to another person to vote in their place. If your shares are not held of record in your name, you must obtain a proxy from the record holder, usually a broker or other nominee, in order to vote in person at the meeting.

Voting Rights

The holders of outstanding shares of our common stock will vote as a single class and each share of common stock will entitle the holder to one vote per share. On the Record Date we had outstanding 28,990,715 shares of common stock for 28,990,715 votes at the annual meeting.

Quorum

The presence at the annual meeting of the holders of at least one-third of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, outstanding on the Record Date will constitute a quorum. Abstentions are counted as present for the purpose of determining the presence of a quorum. A broker who holds shares in nominee or “street name” for a customer who is the beneficial owner of those shares may be prohibited from voting those shares in person on any proposal to be voted on at the annual meeting without specific instructions from such customer with respect to such proposal.

Votes Needed

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of each of the six director nominees. You may vote “for” or “against” one or more director nominees or you may “abstain” as to one or more director nominees. A properly executed ballot marked “abstain” as to the election of one or more director nominees will not be counted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote on the subject matter is required to ratify the appointment of Tanner, LLC as our independent registered public accounting firm for the fiscal year ending March 31, 2014. A properly executed ballot marked “abstain” with respect to this proposal will not be counted, although it will be counted for purposes of determining whether there is a quorum. Abstentions will have the same effect as a vote against this proposal.

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As of the Record Date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 18,108,750 shares of our common stock, which represented approximately 62.46% of the 28,990,715 shares of our common stock outstanding on that date. All of these persons have indicated they and their affiliates will vote their shares in favor of the six director nominees and the other proposal.

Appraisal Rights

Under Delaware law, our stockholders would not be entitled to rights of dissent and appraisal with respect to the proposed items to be voted upon.

Other Matters

The board of directors does not know of any other matter that will be presented for your consideration at the meeting other than the two proposals described herein.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At the annual meeting, six nominees will be re-elected as directors. Our board of directors currently consists of six members, six of whom are standing for re-election at the annual meeting. The directors elected at the annual meeting will serve for a term of one year and until their respective successors are duly elected and qualified.

Our board of directors, based on the recommendation of the Nominating and Governance Committee, has nominated each of William C. Gibbs, Daniel F. Carlson, Mark F. Lindsey, Edward P. Mooney, Gayle McKeachnie, and Justin Swift to stand for re-election at the annual meeting.

When analyzing whether directors and nominees have the experience, qualifications, attributes and skills, individually and taken as a whole, the Nominating and Governance Committee and the board of directors focus on the information as summarized in each of the directors’ individual biographies set forth on pages 7 through 10 of this Information Statement. The board selected Mr. Gibbs to serve as a director because of his familiarity with our Company and its subsidiary and his experience with reporting companies in the energy sector. The board selected Mr. Carlson to serve as a director because of his experience with finance and with reporting companies in the energy sector. The board selected Mr. Lindsey to serve as a director because of his familiarity with our Company and its subsidiary and his experience with mining and mining processes. The board selected Mr. Mooney to serve as a director because of his extensive experience with clean energy and finance. The board selected Mr. McKeachnie to serve as a director because of his legal experience. The board selected Mr. Swift to serve as a director because of his experience with clean energy.

These director nominees will be voted upon by the holders of our common stock at the annual meeting.

We expect each of the six director nominees to be able to serve, if elected. If any nominee is not able to serve, ballots will be counted to determine the election of the remainder of those nominated.

Each director nominee so elected at the annual meeting will hold office for a period of one year and until his or her successor is duly elected and qualified.

Vote Required and Recommendation of Our Board of Directors

The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of each of the six director nominees. You may vote “for” or “against” one or more director nominees or you may “abstain” as to one or more director nominees. A properly executed ballot marked “abstain” as to the election of one or more director nominees will not be counted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Our board of directors unanimously recommends that you vote “FOR” the election of each of the director nominees named above.

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NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS

Current Management

The following table sets forth as of July 30, 2013 the name and ages of, and position or positions held by, our executive officers, directors, and nominees, the employment background of these persons, and any directorships held by the current directors during the last five years. The Board believes that all the directors named below are highly qualified and have the skills and experience required for effective service on the Board. The directors’ individual biographies below contain information about their experience, qualifications and skills that led the Board to nominate them.

Name	Age	Position(s)	Director Since	Employment Background
William C. Gibbs*	55	Chief Executive Officer, Chairman & Director	2011	Mr. Gibbs was appointed as Chairman of our Board of Directors and as President and CEO on June 3, 2011. Mr. Gibbs resigned as President on February 16, 2012, but continues as CEO and Chairman. He has also served as the CEO and a director of Green River Resources, Inc., our wholly owned Utah subsidiary since February of 2004. From 2004 until its dissolution on December 31, 2011, he served as President and Chairman of Green River Resources Corp., a Canadian energy technology company focused on the extraction of oil from oil sands and which became a wholly owned subsidiary of our Company on June 3, 2011, until its dissolution on December 31, 2011. Since March 3, 2011 until October 29, 2012, he also served as a director of Colombia Energy Resources, Inc., formerly a reporting company engaged in coal mining operations. He has over 20 years of experience in corporate management, including corporate mergers, acquisitions and finance. Mr. Gibbs has served on the Boards of Directors of both public and private companies, and has structured and negotiated over $2 billion in financings and acquisitions. Mr. Gibbs also has extensive experience in out-sourcing agreements, operating agreements, management contracts, oil and gas leases and technology agreements. From 2002 to 2003, Mr. Gibbs was a consultant to private and public companies advising on legal and finance structures for various mergers and financings. From 2001 to 2002, he was CEO of Category 5 Technologies, a publicly-traded company providing proprietary Internet marketing tools. Previously, Mr. Gibbs was Managing Director of Maroon Bells Capital, L.L.C., a merchant banking firm specializing in emerging growth companies. Mr. Gibbs was also Vice President of Corporate Development for Evans & Sutherland Computer Corporation, an equity partner with the law firm of Snell & Wilmer (the largest law firm in the southwest), and a Staff Attorney for the United States Securities and Exchange Commission, Washington, D.C. Mr. Gibbs received his law degrees from Georgetown University (LLM, Securities Regulation), the University of Utah, and Magdalene College (Oxford University) (J.D.). He earned his undergraduate degree from the University of Utah in economics.
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Daniel F. Carlson*	46	Chief Financial Officer, Secretary & Director	2011	Mr. Carlson has served as a director since April 4, 2011, and as our Chief Financial Officer since February 16, 2012. He also serves as the Chief Financial Officer for LIFE Power & Fuels LLC, a principal stockholder of our company, since 2009. Mr. Carlson previously was Chief Financial Officer of Colombia Energy Resources from its inception in December 2009 until June 2011. He also served as a director of Colombia Energy Resources December 2009 until July 2013. Mr. Carlson served as a Managing Director of European American Equities, Inc., a registered broker-dealer, from January 2009 until June, 2010. Prior to joining European American Equities, Inc., Mr. Carlson was employed by Primary Capital from October 2006 until December 2008, as Head of Institutional Sales, where he focused on reverse merger and PIPE transactions. Mr. Carlson has served as a non-executive director since 2008 for China Precision Steel, Inc., a NASDAQ-listed Chinese steel processor, and since 2010 for Colombia Energy Resources, Inc., a reporting company engaged in coal mining operations. Mr. Carlson holds a Bachelor of Arts degree in Economics from Tufts University achieved in 1989.

Mark F. Lindsey*	57	Director	2011	Mr. Lindsey was appointed as a director on June 3, 2011, and has served as a director of our subsidiary, Green River Resources, Inc., since November 2007. Mr. Lindsey has been in natural resources since the mid 1980's developing and operating mines, drilling oil and gas and rehabilitating and operating a fertilizer and specialty chemicals facility. Since 2005 he has been the owner of Nibley and Company Limited, a manufacturer’s representative of large specialty equipment for mining and plant operations. Mr. Lindsey graduated from the University of Utah in 1980 and from the Colorado School of Mines in 1990 with a Masters Degree in Mineral and Energy Economics.

Edward P. Mooney*	53	Director	2011	Edward Mooney has served as a director since April 4, 2011. Mr. Mooney is the President and sole managing member of LIFE Power & Fuels LLC, one of the Company’s largest stockholders. From 2010 to April 2013, he served as a director of Colombia Energy Resources, Inc., formerly a reporting company engaged in coal mining operations, and served as the Chief Executive Officer from May 2010 through August 2011. Mr. Mooney has over 20 years of experience in all aspects of corporate development for publicly-held and privately-held enterprises, including mergers and acquisitions, corporate finance, strategic planning, business development, investor relations, corporate communications and corporate governance. Over the past ten years, he has been an officer, director or advisor on five reverse mergers from start-up through initial acquisitions and recruitment of professional industry management teams. He has served as an advisor, consultant, board member and officer of numerous early-stage companies in numerous industry segments. He is also co-founder and chairman of the Global University for Lifelong Learning, a California not-for-profit organization focused on educational initiatives for developing nations. Mr. Mooney holds a Masters Degree in Education and a Bachelors Degree in Geography from the California State University System.
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Gayle McKeachnie*	70	Director	2011	Mr. McKeachnie has served as a director since June 3, 2011, and has served as a director of our subsidiary, Green River Resources, Inc., since February 2011. He has been self-employed as an attorney from 1970 until 2003 and since 2008. From 2003 until 2008 he served as Lieutenant Governor for the State of Utah. Mr. McKeachnie graduated from the University of Southern Utah in 1967 with a Bachelor of Arts Degree in Political Science and from the University of Utah Law School in 1970.

Justin Swift*	68	Director	2011	Mr. Swift has served as a director since September 13, 2011. Since January 2010, Mr. Swift has been the founder and principal of Swift Global Results, a private consulting firm in the clean energy field. From 2005 through 2009 he served as Deputy Assistant Secretary for International Affairs in the Office of Fossil Fuel, U.S. Department of Energy. Mr. Swift was appointed to this position by the President of the United States to educate the public, business and governments about clean coal, carbon capture and sequestration as well as the Office of Oil and Natural Gas and Petroleum Technology environmental initiatives including Clean Skies and the Climate Change Initiative and recent developments in shale oil and gas. From 2001 through 2005 he served as the Director of Scheduling and Advance for the Secretary of Energy where he was responsible for coordinating all schedules and logistical requirements for meetings, events, conferences, and trips for the Secretary and his Deputy. From 1993 until 2001 Mr. Swift was the founder and CEO of J.R. Swift & Associates, a global event planning consulting firm, which specialized in fulfilling the unique needs of major corporations and high-profile clients, including Philip Morris, American Standard, The Limited, and the American Society of Association Executives.

Robin Gereluk	53	Chief Operating Officer	--	Mr. Gereluk was appointed as our Chief Operating Officer on June 3, 2011, and has served as COO and Vice-President of our subsidiary, Green River Resources, Inc., since April 2008. Since 1993 he has served as President of R. L. Gereluk Holding LTD, a company engaged in the provision of engineering and management services. Under contract to Bower Damberger Rolseth Engineering (AMEC BCR), he has worked as an engineer in the petroleum industry in Canada, the United States, the Caribbean, Latin America, Europe and Asia. Over the last 21 years he has been managing a team of professionals to provide engineering design, procurement, construction management and ongoing operational support on a wide range of oil and gas projects around the world. Mr. Gereluk graduated from Northern Alberta Institute of Technology in 1981 with a Diploma in Chemistry and from the University of Wyoming in 1987 with a Bachelor of Science Degree in Petroleum Engineering. Mr. Gereluk holds licenses as a Professional Engineer in Alberta and British Columbia, Canada.

_______

* Nominee for re-election at the 2013 annual shareholders meeting.

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Directors are elected to hold office for one year and until their successors are elected and qualified. Annual meetings of the stockholders, for the selection of directors to succeed those whose terms expire, are to be held at such time each year as designated by the Board of Directors. Officers of the Company are elected by the Board of Directors, which is required to consider that subject at its first meeting after every annual meeting of stockholders. Each officer holds his office until his successor is elected and qualified or until his earlier resignation or removal.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director.

Director Independence

Our securities are not listed on a national securities exchange or in an inter-dealer quotation system which has requirements that directors be independent. Therefore, we have adopted the independence standards of the NYSE Amex, now known as the NYSE MKT, to determine the independence of our directors and those directors serving on our committees. These standards provide that a person will be considered an independent director if he or she is not an officer of the company and is, in the view of the company’s board of directors, free of any relationship that would interfere with the exercise of independent judgment. Our board of directors has determined that Mark F. Lindsey, Gayle McKeachnie, and Justin Swift meet this standard, and therefore, would be considered to be independent.

Legal Proceedings

During the past ten years there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any of our directors or executive officers.

We are not aware of any legal proceedings in which any director, officer or affiliate of our company, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, or affiliate of our company, or security holder is a party adverse to us or our subsidiary or has a material interest adverse to us or our subsidiary.

Code of Ethics

On November 14, 2011, the Board of Directors adopted a Code of Ethics. The purpose of the Code of Ethics is to set the expectations of the highest standards of ethical conduct and fair dealings. The Code of Ethics applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Ethics was attached as an exhibit to our annual report on Form 10-K filed with the SEC on July 15, 2013. Our Code of Ethics is also available on our corporate website at www.americansands.com.

Meetings and Committees of the Board of Directors

During the fiscal year ended March 31, 2013, the board of directors held six meetings and acted by unanimous written consent one time. Each of Messrs. Gibbs, Lindsay, Carlson, Mooney, and McKeachnie attended at least 75% of the total number of meetings of the board of directors and committees (if any) on which he served that were held during such fiscal year. Mr. Swift attended 66% of the total number meetings of the board of directors and committees (if any) on which he served that were held during such year. The Company held its annual shareholders meeting on August 28, 2012.

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The following chart sets forth the current membership of each board committee. The board of directors reviews and determines the membership of the committees at least annually.

Committee	Members
Audit Committee	Edward P. Mooney (Chairman)
Mark F. Lindsey

Compensation Committee	Mark F. Lindsey
Gayle McKeachnie

Nominating and Governance Committee	Gayle McKeachnie (Chairman)
Justin R. Swift
Edward P. Mooney

Information about the committees, their respective roles and responsibilities and their charters is set forth below.

Audit Committee

The Audit Committee is currently comprised of Messrs. Mooney and Lindsey. Mr. Mooney is the Chairman of the Audit Committee. The Audit Committee assists our board of directors in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including the selection of our outside auditors, review of the financial reports and other financial information we provide to the public, our systems of internal accounting, financial and disclosure controls and the annual independent audit of our financial statements. The Audit Committee was first created on November 14, 2011.

One member of the Audit Committee, Mr. Lindsey, is independent within the meaning of the rules and regulations of the SEC. No Audit Committee member is currently qualified as an audit committee financial expert under the regulations of the SEC.

A copy of the charter for the Audit Committee is available on the Company’s website at www.americansands.com.

Compensation Committee

We have a standing Compensation Committee currently comprised of Messrs. Lindsey and McKeachnie. There is currently no Chairman of the Compensation Committee. The Compensation Committee represents our Company in reviewing and approving (subject to approval of the independent directors) the executive employment agreements with our Chief Executive Officer. The Compensation Committee also reviews and approves compensation arrangements for senior management. The Compensation Committee also administers the Company’s stock option and incentive plans, including our 2011 Long-Term Incentive Plan. Both of our Compensation Committee members are independent within the meaning of the rules and regulations of the SEC. The Compensation Committee was first formed on November 14, 2011.

A copy of the charter for the Compensation Committee is available on the Company’s website at www.americansands.com.

Nominating and Governance Committee

The Nominating and Governance Committee is currently comprised of Messrs. McKeachnie, Swift, and Mooney. Mr. McKeachnie is the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the board for election as directors of our Company, including the slate of directors proposed by our board of directors for election by stockholders at our annual meetings of stockholders. The Nominating and Governance Committee also advises and makes recommendations to the board of directors on all matters concerning directorship practices and recommendations concerning the functions and duties of the committees of the board of directors. Two of our Nominating and Governance Committee members, Messrs. McKeachnie and Swift, are independent within the meaning of the rules and regulations of the SEC. The Nominating and Governance Committee was first formed on November 14, 2011.

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When considering the nomination of directors for election at an annual meeting of stockholders or, if applicable, a special meeting of stockholders, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills and the extent to which the candidate would fill a present need on the board of directors. The process may also include interviews and all necessary and appropriate inquiries into the background and qualifications of possible candidates. The Nominating and Governance Committee does not currently have a policy whereby it will consider recommendations from stockholders for its director nominees.

A copy of the charter for the Nominating and Governance Committee is available on the Company’s website at www.americansands.com.

Board Leadership Structure and Role in Risk Oversight

In accordance with our Bylaws, the Board elects our officers, including our Chief Executive Officer, Chief Financial Officer, and such other officers as the Board may appoint from time to time. The Board has not currently separated the positions of Chairman of the Board and Chief Executive Officer, and William C. Gibbs currently serves as our Chairman and Chief Executive Officer. The Board does not believe that separating these positions is necessary at this time in light of the composition of the Board, the management team and our overall leadership structure, the experience of Mr. Gibbs in overseeing our day-to-day business while overseeing the Board, and our current business strategy. Mr. Gibbs has managed the competing demands for his time to effectively lead the Board and the management team. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment of corporate strategy. Our Certificate of Incorporation and corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate. The Board periodically considers whether changes to our overall leadership structure are appropriate.

Our Chairman is responsible for chairing meetings of the Board. In his absence, the Board may choose one of the Directors to chair the relevant meeting of the Board. Our Chairman is also responsible for chairing meetings of shareholders. In his absence, the Board may appoint one of the Directors to chair the relevant meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including strategic risks, enterprise risks, financial risks, regulatory risks, and others. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. Our Chairman meets regularly with our Chief Financial Officer, and other senior officers to discuss strategy and risks facing our business. Senior management attends board meetings and is available to address any questions or concerns raised by our board of directors on risk management-related and any other matters. The Board receives presentations from senior management on strategic matters involving our operations and holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for our business.

While the Board is ultimately responsible for risk oversight at our company, our board committees assist our Board of Directors in fulfilling its oversight responsibilities in certain areas of risk.

Communications by Stockholders with Directors

The Company encourages stockholder communications to our board of directors and/or individual directors. Stockholders who wish to communicate with our board of directors or an individual director should send their communications to the care of William C. Gibbs, Chairman, American Sands Energy Corp., 4760 South Highland Drive, Suite 341, Salt Lake City, UT 84117. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. Mr. Gibbs will maintain a log of such communications and will transmit as soon as practicable such communications to the Chairman of the Audit Committee or to the identified individual director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by Mr. Gibbs.

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Director Attendance at Annual Meetings

We will make every effort to schedule our annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors’ schedules. While all directors are encouraged to attend our annual meeting of stockholders, there is no formal policy as to their attendance at annual meetings of stockholders.

EXECUTIVE COMPENSATION

Executive Compensation

The following table sets forth information concerning the annual compensation awarded to, earned by, or paid to the named executive officer for all services rendered in all capacities to our company and its subsidiaries for the years ended March 31, 2013 and 2012.

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)
William C. Gibbs, CEO (2)	2013	369,000 (3)	27,250 (4)	35,178 (5)	431,428
	2012	400,000	170,253	30,511 (5)	600,764
Andrew Rosenfeld	2013	0	0	120,000	120,000
	2012	0	0	35,000	35,000

(1) The estimated value of options awarded was determined in accordance with FASB ASC 718; see Note 1 in the footnotes to the Consolidated Financial Statements included in the Form 10-K for the year ended March 31, 2013. Amounts reported do not reflect amounts actually received by the officer.

(2) On June 3, 2011, William C. Gibbs was appointed as our Chief Executive Officer and has served as such until the present time.

(3) Of the total salary $135,667 remained accrued and unpaid at March 31, 2013.

(4)  On June 15, 2012, the Board of Directors granted to each director 75,000 options exercisable at $1.15 and expire on June 15, 2017. The options vest as follows: 1/3 on grant date, 1/3 one year from grant date, and 1/3 to vest at the end of the second year from grant date.

(5) This compensation represents reimbursement for health insurance in the amounts of $14,684 and $13,355, respectively, for the years ended March 31, 2013 and 2012; for life insurance premiums paid by the Company in the amounts of $9,012 and $5,393, respectively, for the years ended March 31, 2013 and 2012; and $7,636 and $11,763 for automobile allowance for the years ended March 31, 2013 and 2012, respectively.

William C. Gibbs has an employment agreement dated August 1, 2007, with GRC and GRI that was subsequently assumed by us (the “Gibbs Agreement”). The original term of the Gibbs Agreement was through December 31, 2013, and could be extended for successive terms. Annual base salary payable under the agreement was $400,000 plus benefits, which would increase to $450,000 upon receipt of all necessary permits for the oil sands project. The base salary was to accrue until we received funding of $1,000,000. In addition, Mr. Gibbs has the right under the agreement to convert any unpaid salary into our common stock following a funding event of $1,000,000 or more, at the pricing of the funding, if the outstanding balance is not paid within six months of closing. On January 31, 2012, we completed our non-public offering of 10% convertible promissory notes and warrants (the “Funding”). Under the Funding, the warrants are convertible at $0.50 per post-split share. As of March 31, 2013 the total accrued commitment was $135,667. The agreement also provides for health insurance, personal life insurance in an amount of $3,000,000, and a 401(k) plan with a 50% employer match on up to 6% of the employees contributions. By an amendment to the Gibbs Agreement dated August 12, 2009, the term was extended to December 31, 2015 and Mr. Gibbs was provided a car allowance of $900 per month. Effective January 1, 2013, we modified the Gibbs Agreement. Pursuant to the terms of the amendment, Mr. Gibbs’ salary was reduced from $400,000 per year to $276,000 per year. In addition, Mr. Gibbs’ salary will accrue until we have raised $2,000,000 in a debt or equity financing. At the time the financing is completed, Mr. Gibbs will receive four months of accrued salary and will begin to be paid monthly. Any remaining unpaid salary in excess of four months’ salary will be converted to common stock under the same terms once we have completed a $5,000,000 or more raise. Upon completion of a $10,000,000 or more financing, Mr. Gibbs’ salary will return to $400,000. Unpaid salary from 2011 and prior will be converted to common stock of the Company at $0.50 per share upon a closing, by us, of a financing of $10,000,000 or more. Mr. Gibbs has also agreed to consult with an accountant or attorney specializing in taxes, and if taxes which may become due in connection with the conversion of such amounts can be deferred until a sale of such shares Mr. Gibbs will convert such shares at such time. All other terms of the Gibbs Agreement remained the same.

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Andrew Rosenfeld, our former President, had an employment agreement dated February 16, 2012 (the “Rosenfeld Agreement”). The Rosenfeld Agreement was terminable by either party upon 30 days’ notice. Pursuant to the terms of the agreement, the President was entitled to a base salary of $240,000 per year upon the first successful fundraising by us of at least $5,000,000 in equity or convertible securities (the “Financing Event”). Upon completion of the Financing Event, Mr. Rosenfeld would also receive 5-year options to purchase 400,000 shares of our common stock. The options would vest 50% upon the Financing Event and 50% upon the completion of a total of $40,000,000 in equity or debt financing during the term of the agreement. The options will have an exercise price equal to the price per share, or per share equivalent, of the Financing Event. Under the Rosenfeld Agreement, Mr. Rosenfeld was entitled to receive an annual bonus of up to $240,000, at the discretion of the board, to be paid on or before December 15th of each year. As of March 31, 2013, the Financing Event had not been successfully completed. The Rosenfeld Agreement originally expired on June 30, 2012 and, on January 14, 2013, we entered into an amendment to the Rosenfeld Agreement whereby to the term was extended through June 30, 2013. The Agreement expired in accordance with its terms on June 30, 2013.

In addition, the current consulting agreement dated October 1, 2011, between the Company and C14 Strategy (the “Consulting Agreement”), an entity controlled by Mr. Rosenfeld, will remain in force until a Financing Event at which time it will be immediately terminated. Pursuant to the Consulting Agreement, C14 provides assistance with respect to strategic objectives of the Company. As compensation for such services, C14 is paid $10,000 per month. The contract is terminable any time on 60 days’ notice, or by mutual consent. In January 2013, the Company borrowed $74,000 from C-14 Strategies. The note bears interest at 6% and is due and payable by the earlier of June 30, 2014 or when the Company completes a $2,000,000 equity or debt bridge financing transaction. The note is convertible into our common stock upon completion of a bridge financing transaction at the same price and terms as the bridge financing. As of March 31, 2013, the carrying value of the note was $74,742 including accrued interest of $742.

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Equity Awards

OUTSTANDING EQUITY AWARDS

As at March 31, 2013

Name	Option awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
William C. Gibbs	1,975,000(1)	-	-	$0.40	3/31/18
	25,000	50,000	50,000	$1.15	6/15/17
Andrew Rosenfeld	0	400,000	400,000	-(2)	-(2)

(1)	These options were granted outside of our 2011 Long-Term Incentive Plan.
(2)	The exercise price of these options will be determined upon the achievement of certain milestones, as described above. If the milestones are reached, the options shall have a five-year term.

2011 Long-Term Incentive Plan

In May 2011, the Board adopted the 2011 Long-Term Incentive Plan (the “Plan”). The Plan was adopted by the shareholders on September 16, 2011. The purpose of the Plan is to provide eligible persons, including our officers and directors, an opportunity to acquire a proprietary interest in our company and as an incentive to remain in our service.

There are 7,000,000 shares of our common stock authorized for non-statutory and incentive stock options, stock appreciation rights, performance shares, restrictive stock awards, dividend equivalents, and other stock-based awards under the Plan, which are subject to adjustment in the event of stock splits, stock dividends, and other situations. The Plan is administered initially by the Board of Directors.

Payments to Executives Upon Termination of Employment Agreements

The aforementioned employment agreement with William C. Gibbs provides “accrued benefits” and a “termination payment” in the event of termination as a result of death and termination for disability. Only “accrued benefits” are available to the executive in the event of termination for cause. In the event of voluntary termination by the executive (subject to notice provisions), whether a “termination payment” is granted depends on whether the executive had “good reason.” Under the employment agreement, Mr. Gibbs is also entitled to a “termination payment” in the event of a “change of control.” For the definitions of “accrued benefits,” “change of control,” “termination payment” and any other terms of the employment agreement, see Exhibit 10.1 to the report on Form 10-K filed with the SEC on June 22, 2012.

The aforementioned employment agreement with Andrew Rosenfeld provides “accrued benefits” in the event of termination as a result of death, for “cause,” and voluntary termination by Mr. Rosenfeld. For the definition of “accrued benefits” and any other terms of the employment agreement, see Exhibit 10.2 to the report on Form 10-K filed with the SEC on July 15, 2013. Mr. Rosenfeld’s Employment Agreement has expired according to its terms as of June 30, 2013, and no such payments have accrued.

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Compensation of Directors

The following table sets forth certain information concerning the compensation of our directors, excluding the named executive officers set forth in the Summary Compensation Table above, for the last fiscal year ended March 31, 2013:

DIRECTOR COMPENSATION

Name	Salary ($)	Option Awards(1) ($)	Total ($)
Daniel F. Carlson	43,750 (2)	27,333 (3)	71,000(4)
Mark F. Lindsey	0	27,333 (3)	27,250
Edward P. Mooney	0	27,333 (3)	27,250(4)
Justin Swift	0	27,333 (3)	27,250
Gayle McKeachnie	0	27,333 (3)	27,250

(1) The estimated value of options awarded was determined in accordance with FASB ASC 718; see Note 1 in the footnotes to the Consolidated Financial Statements included in the Form 10-K for the year ended March 31, 2013. Amounts reported do not reflect amounts actually received by the officer.

(2) Of the total salary $43,750 remained accrued and unpaid at March 31, 2013.

The options were granted under the 2011 Long-Term Incentive Plan. Messrs. Mooney and Carlson are members of LIFE, which is entitled to compensation under a Management and Services Agreement and which is one of our larger shareholders. As such, they may receive compensation from LIFE either from payments pursuant to such agreement or through sales by LIFE of Company shares. Any such compensation is unquantifiable at this time.

The board of directors has the authority to fix the fees paid to directors; however, the board of directors has not adopted a compensation policy for directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of our common stock as of July 26, 2013, of (i) each person who is known to us to be the beneficial owner of more than 5 percent of our common stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and named executive officers; and (iii) our directors and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Ownership(2)

William C. Gibbs
4760 S. Highland Dr. Suite 341 Salt Lake City, Utah 84117	15,816,814	(3)	45.84%

Mark F. Lindsey 4760 S. Highland Dr. Suite 341 Salt Lake City, Utah 84117	166,666	(4)	*

Edward P. Mooney 4760 S. Highland Dr. Suite 341 Salt Lake City, Utah 84117	6,691,666	(5)	22.99%

Daniel F. Carlson 4760 S. Highland Dr. Suite 341 Salt Lake City, Utah 84117	75,000	(6)	*

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Gayle McKeachnie 4760 S. Highland Dr. Suite 341 Salt Lake City, Utah 84117	129,166	(7)	*

Justin Swift 4760 S. Highland Dr. Suite 341 Salt Lake City, Utah 84117	116,666	(8)	*

Robin Gereluk 4760 S. Highland Dr. Suite 341550 Salt Lake City, Utah 84117	936,666	(9)	3.13%

Andrew Rosenfeld 4760 S. Highland Dr. Suite 341 Salt Lake City, Utah 84117	350,000		*

Executive Officers, Named Executive Officers, and Directors as a Group (8 Persons)	24,282,644		67.27%

LIFE Power & Fuels LLC 245 Sir Francis Drake Blvd. San Anselmo, CA 94960	6,575,000	(10)	22.68%

Bleeding Rock LLC 2610 Hillsden Dr. Holladay, UT 84117	10,835,704	(11)	36.70%

Seaside 88 LP 2700 N. Ocean Dr. Suite 19 Singer Island, FL 33404	3,447,330	(12)	10.77%

_______________

*Less than 1%.

(1) Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this table.

(2) Percentage based on 28,990,715 shares of common stock outstanding as of July 26, 2013.

(3) Includes 2,025,000 shares issuable upon exercise of outstanding options. Also includes 10,300,000 shares owned by Bleeding Rock LLC, an entity controlled by Mr. Gibbs. Also includes 535,704 shares issuable upon conversion of an outstanding promissory note held by Bleeding Rock LLC and 2,956,110 shares issuable upon conversion of an outstanding promissory note held by Hidden Peak Partners LLC. Mr. Gibbs and these entities have shared power to vote and direct the disposition of, and therefore jointly beneficially own, these shares. Mr. Gibbs disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

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(4) Represents 166,666 shares issuable upon exercise of vested options.

(5) Includes 6,575,0000 shares owned by LIFE Power & Fuels LLC. Also includes 116,666 shares issuable upon exercise of vested options.

(6) Represents 75,000 shares issuable upon exercise of vested options.

(7) Represents 129,166 shares issuable upon exercise of vested options.

(8) Represents 116,666 shares issuable upon exercise of vested options.

(9) Represents 936,666 shares issuable upon exercise of vested options.

(10) Edward P. Mooney and this entity have shared power to vote and direct the disposition of, and therefore jointly beneficially own, these shares. Mr. Mooney disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. These shares are included with the shares beneficially owned by Mr. Mooney above.

(11) Includes 535,704 shares issuable upon conversions of an outstanding promissory note held by this party. These shares are included with the shares beneficially owned by Mr. Gibbs above.

(12) Includes 1,504,290 shares issuable upon conversion of warrants and 1,504,290 shares issuable upon conversion of a 10% Convertible Promissory Note.

Securities Authorized for Issuance under Equity Compensation Plan

The following table sets forth as of March 31, 2013, certain information with respect to compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) and (b)) (c)
Equity compensation plans approved by security holders	575,000(1)(2)	$0.99	5,825,000(2)(3)
Equity compensation plans not approved by security holders	13,196,393	$0.48	0
Total	13,771,393

(1)	Represents options granted under our 2011 Long-Term Incentive Plan.
(2)	The Company has granted 600,000 options to the President and its Chief Financial Officer based upon the achievement of certain financing milestones described above. The option price will be at the price of the Financing Event and the expiration date will be five years from the Financing Event.
(3)	Represents shares available for future issuance under the 2011 Long-Term Incentive Plan.

Change of Control

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership and changes in ownership of our Common Stock. Such individuals are also required to furnish us with copies of all such ownership reports they file.

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The following table identifies each person who, at any time during the fiscal year ended March 31, 2013, was a director, officer, or beneficial owner of more than 10% of our common stock that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

		Number of
		Transactions
		Not
		Reported on
	Number of Late	a	Reports Not
Name	Reports	Timely Basis	Filed
Andrew Rosenfeld	1	1	0
LIFE Power & Fuels LLC	1	1	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 11, 2013, we granted 125,000 options to Messrs. Lindsey, Swift, Mooney, and McKeachnie, directors of the Company. The options are exercisable at $0.35 per share and expire July 18, 2018. One-third of the options vest on the grant date, one-third vest on the first one-year anniversary of the grant date, and the remaining one-third vest on the second one-year anniversary of the grant date. The options were granted under the 2011 Long-Term Incentive Plan.

On June 15, 2012, we approved a Management and Services Agreement (the “LIFE Agreement”) with Life Power & Fuels LLC (“LIFE”). Under the LIFE Agreement, LIFE will provide us with general corporate advisory services, financial advisory services, merger acquisition services, equipment leasing, lines of credit, equipment financing, and other debt or credit facilities. In exchange for services, we will pay LIFE a monthly fee of $25,000 which will be accrued until we raise a minimum of $3,500,000 in an equity or debt offering. At such time, LIFE will have the option to convert all outstanding accrued amounts into the equity or debt instruments issued by us in such offering. The term of the 36-month LIFE Agreement commenced on April 1, 2012, and renews automatically for an additional 12 months on each succeeding anniversary unless terminated in writing by either party. Various members of LIFE’s management and limited partners are also affiliated with our company including Messrs. Carlson, our Chief Financial Officer and Mooney, our Audit Committee Chairman. On May 15, 2013, we amended the LIFE Agreement, The amendment provides that, effective January 1, 2013, any amounts then accrued and payable to LIFE Power & Fuels, LLC were reduced to $200,000. In addition, the monthly fee payable under our agreement with LIFE was reduced to $5,000 until Mr. Carlson, our Chief Financial Officer, is no longer employed by us, at which time the monthly fee will increase to $25,000. The monthly fee will accrue until we complete a financing of at least $10,000,000, at which time the accrued amount will convert into debt or equity instruments under the same terms as the financing.

On June 15, 2012, we granted, pursuant to a recommendation of our Compensation Committee, each director options to purchase 75,000 shares of our common stock for prior service on the Board of Directors. These five-year options will have a two-year vesting schedule, with 1/3 vesting immediately, 1/3 on the first anniversary date of the grant, and 1/3 on the second anniversary date. The exercise price of the options will be $1.15 per share. The options were granted under, and will be subject to the terms and conditions of, our 2011 Long-term Incentive Plan.

On February 16, 2012, we entered into an employment agreement with Daniel F. Carlson the (“Carlson Agreement”), pursuant to which Mr. Carlson would serve as our CFO. Pursuant to the Carlson Agreement, Mr. Carlson received options to purchase 200,000 shares our common stock. The options have a five year term and will be in the standard form of Stock Option Agreement issued by us. The options will vest 50% upon the Financing Event and 50% upon the completion of a total of $40,000,000 in equity or debt financing being completed by us during the time of Mr. Carlson’s employment. The options will have an exercise price equal to the price per share, or per share equivalent, of the Financing Event. On January 14, 2013, we entered into an amendment to the Carlson Agreement to extend the term of the agreement through December 31, 2014. On May 15, 2013, the Company and Mr. Carlson entered into an Amended and Restated Employment Agreement. Pursuant to the terms of the Amended Agreement, Mr. Carlson’s base salary was increased from $120,000 to$175,000 per year, effective January 1, 2013, and he is entitled to receive bonuses at the discretion of the Board. Under the terms of the Amended Agreement, salary will accrue until a minimum of $2,000,000 new funds have been raised by the Company, at which time his salary shall be paid in equal monthly installments. Salary accrued from January 1, 2013 through such financing event will be paid up to four months in cash. If there is any salary remaining unpaid following a financing of $2,000,000, the remaining salary will convert into the same type of security (debt or equity) and on the same terms and conditions of a financing of $5,000,000 or more. The Amended and Restated Agreement continues to provide “accrued benefits” in the event of termination as a result of death, termination for cause, and voluntary termination by the executive (subject to notice provisions. The Amended and Restated Agreement has a term through December 31, 2014, but is terminable upon 30 days written notice by either party.

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Effective January 24, 2012, we entered into a License, Development and Engineering Agreement with Universal Oil Recovery Corp. and SRS International (the “License Agreement”) whereby we were granted an exclusive non-transferable license to use certain technology in our proposed business to extract bitumen from tar sands and oil sands. The territory covered by the agreement includes the State of Utah and any other geographic location in which a future designated project is commenced by or through the Company. In conjunction with the License Agreement, we terminated our operating agreement with Bleeding Rock LLC (“Bleeding Rock”) under which Bleeding Rock had licensed rights to use similar technology to us. The License Agreement also designates us as an “authorized agent” in representing the owner of the technology in future projects. William C. Gibbs, our Chief Executive Officer, a director, and principal shareholder of the Company, is an owner and manager of Bleeding Rock.

Contemporaneous with the execution of the License Agreement described above and the Termination Agreement described below, we entered into a Gross Royalty Agreement with Bleeding Rock whereby the Company is obligated to pay a royalty equal to 1.5% of the gross receipts from future projects using the technology, excluding the current project in Sunnyside, Utah.

As of the date of the Termination Agreement, Green River Resources, Inc. (“GRR”), our wholly owned subsidiary, owed $1,446,551.00 to Bleeding Rock payable under the terms of the Operating Agreement. In connection with the termination of the Operating Agreement, GRR issued a 5% convertible promissory note to Bleeding Rock for this amount. The note is due and payable in one year from the date of the note and is convertible into shares of our common stock any time before maturity at the rate of one share for each $0.50 of principal or interest converted. We are not responsible for the repayment of the note issued by GRR. Effective on the date of termination, Bleeding Rock assigned its interest in the note to Hidden Peak, a related party who is the majority owner of Bleeding Rock.

Hidden Peak Partners LLC is owned 42.5% by William C. Gibbs, our CEO, Chairman, and a principal stockholder, 42.5% by Brigham Gibbs, the brother of William C. Gibbs, and 15% by William G. Gibbs, the father of William C. Gibbs. Hidden Peak owns 50% of Bleeding Rock LLC, which owned 10,300,000 shares of GRC, and a note convertible into 535,704 shares, and principal stockholder of our company. Consequently, William C. Gibbs had an indirect ownership interest in the shares owned by GRC. In conjunction with a proposed fund raising by Merriman Capital, Hidden Peak Partners LLC has agreed to subordinate any debt owed to Hidden Peak by us to any future debt financing by us. Hidden Peak has also agreed in principal to convert its 5% Convertible Promissory Note dated January 24, 2012, into restricted common shares of the Company pursuant to the terms of such Note, subject to satisfactory tax analysis that no federal or state income tax would be triggered on conversion of such note.

Effective January 24, 2012, we entered into a Termination Agreement with GRR (the “Termination Agreement”). The purpose of the agreement was to terminate the Operating Agreement dated May 31, 2005, as amended, between Bleeding Rock and GRR (the “Operating Agreement”). Pursuant to the Operating Agreement, GRR had obtained the rights through Bleeding Rock to utilize a process for the development, engineering and extraction of hydrocarbons from tar sands. In light of conversations with potential investors, we determined that having the technology licensed directly to us rather than through Bleeding Rock and the Operating Agreement would be beneficial to fund raising prospects. As a result, we entered into the License Agreement described above. In partial consideration for Bleeding Rock agreeing to terminate the Operating Agreement, we granted the royalty described above. In addition, the Termination Agreement included mutual releases relating to the Operating Agreement.

On September 15, 2011, we granted 25,000 (post-split) options to each of Messrs. Swift, Carlson, and Mooney, directors. The options are exercisable at $0.50 per share and expire September 15, 2016. 25% of the options vested immediately with each additional 25% vesting on the one-year anniversary of the grant date.

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On June 3, 2011, we granted 75,000 (post-split) options to Mark Lindsey, one of our directors. The options are exercisable at $0.40 per share at any time through March 31, 2018.

On June 3, 2011, we granted 37,500 (post-split) options to Gayle McKeachnie, one of our directors. The options are exercisable at $0.40 per share at any time through March 31, 2018.

On May 5, 2011, GreenRiver Resources, Corp., an Alberta corporation (“GRC”) entered into a Stock Exchange Agreement, as amended on June 3, 2011 with us, whereby we acquired all of the outstanding shares of GRC. Pursuant to the terms of the agreement, we agreed to issue 23,544,201 pre-split shares of common stock to shareholders of GRC in exchange for all of the outstanding equity securities of GRC. In addition, we agreed to reserve for issuance 11,249,504 pre-split shares of its common stock for issuance upon exercise of outstanding Special Warrants of GRC.

Pursuant to the provisions of the warrant certificates representing the Special Warrants, we chose to exercise our option to exchange the Special Warrants for Common Stock of our company. On December 6, 2011, we issued 5,624,752 post-split shares to all of the holders of the GRC Special Warrants.

Robin Gereluk, our Chief Operating Officer, has an employment agreement dated March 31, 2011, with GRR, our wholly owned subsidiary (the “Gereluk Agreement”). The term of the Gereluk Agreement is for three years and may be extended for successive terms. It may also be terminated if we failed to complete a financing of $10,000,000 or more by March 31, 2013. Prior to completion of the financing, we have agreed to compensate him at his hourly rate and after completing the financing we have agreed to pay him a base salary of $300,000. If the Gereluk Agreement is terminated by Mr. Gereluk for good reason, we have agreed to pay him one year’s base salary. Also, on June 3, 2011, we granted 875,000 (post-split) options to Robin Gereluk, our Chief Operating Officer. The options vested immediately and are exercisable at $0.40 per share at any time through March 31, 2018. On July 11, 2013, we granted 185,000 options to Mr. Gereluk, our Chief Operations Officer. The options are exercisable at $0.35 per share and expire July 18, 2018. One-third of the options vest on the grant date, one-third vest on the first one-year anniversary of the grant date, and the remaining one-third vest on the second one-year anniversary of the grant date. The options were granted under the 2011 Long-Term Incentive Plan.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tanner, LLC audited our consolidated financial statements for the years ended March 31, 2013 and 2012. Tanner, LLC has served as our independent registered public accounting firm since April 5, 2011, following the dismissal of Child, Van Wagoner & Bradshaw, PLLC. As such, we had no disagreements with Tanner, LLC on accounting and financial disclosures. Tanner, LLC’s work on our audit for the years ended March 31, 2013 and 2012 was performed by full time, permanent employees and partners of Tanner, LLC. The audit committee has appointed Tanner, LLC to serve as our independent registered public accounting firm for the year ending March 31, 2014.

While we are not required to submit the appointment of our independent registered public accounting firm to a vote of stockholders for ratification, our board of directors is doing so, based upon the recommendation of the audit committee, as a matter of good corporate practice. If stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain Tanner, LLC, and may retain that firm or another without re-submitting the matter to our stockholders. Even if our stockholders ratify the appointment, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be advisable and in the best interests of us and our stockholders.

Representatives of Tanner, LLC are not expected to be present at the annual meeting.

Vote Required and Recommendation of our Board of Directors

The affirmative vote of the holders of a majority of all shares casting votes at the annual meeting is required to ratify the appointment of Tanner, LLC as our independent registered public accounting firm for the year ending March 31, 2014.

Our board of directors unanimously recommends a vote “FOR” this proposal.

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REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for its fiscal year ended March 31, 2013. The information contained in this report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Effective November 14, 2011, the Audit Committee oversees our financial reporting process on behalf of the board of directors; prior to this date, the function of the audit committee was fulfilled by the full board. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the board has reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended March 31, 2013, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The board also has reviewed and discussed with our independent registered public accounting firm, Tanner, LLC, which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the board has received the written disclosures and the letter from Tanner, LLC required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Tanner, LLC its independence.

Based on the considerations and discussions referred to above, the board of directors approved the audited consolidated financial statements for years ended March 31, 2013 and 2012 and their inclusion in our Annual Report on Form 10-K for the year ended March 31, 2013, as filed with the Securities and Exchange Commission. This report is provided by the following directors, who comprise the audit committee:

Edward P. Mooney, Chairman

Mark F. Lindsey

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

Audit fees are comprised of amounts billed for the audit of our annual financial statements, review of our quarterly financial statements and other fees that are normally provided in connection with statutory and regulatory filings or engagements. The aggregate audit fees billed by our independent registered public accounting firm, Tanner, LLC for the years ended March 31, 2013 and March 31, 2012, were as follows:

Fiscal Year Ended	Amount
March 31, 2013	$59,700
March 31, 2012	$66,000

Audit related fees are comprised of amounts billed for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements, other than those previously reported as audit fees. We were not billed any such fees.

Tax fees are comprised of amounts billed for the preparation of our federal and state tax returns. We were not billed any such fees.

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All other fees represent amounts billed for products or services provided by our independent registered public accounting firm, of which there were none. During the year ended March 31, 2013, we were billed a total of $7,600 for reviews of draft registration statements.

Audit Committee Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm

The Audit Committee of the board of directors maintains a pre-approval policy with respect to material audit and non-audit services to be performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services does not impair the accountant’s independence. Before engaging the independent registered public accounting firm to render a service, the engagement must be either specifically approved by the Audit Committee, or entered into pursuant to the pre-approval policy.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the year ended March 31, 2013, is being mailed to each shareholder of record on July 1, 2013, with this Information Statement.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING OF AMSE STOCKHOLDERS

Stockholders may present proper proposals for inclusion in the Company’s information statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion for the 2014 annual stockholders’ meeting, stockholder proposals must be received by the Company no later than May 30, 2014.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the annual meeting.

SHAREHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the information statement is delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth below. Conversely, if multiple shareholders sharing an address receive multiple Information Statements and wish to receive only one, such shareholders can notify the Company at the address or phone number set forth above.

OTHER MATTERS

Our board of directors does not intend to bring any matters before the annual meeting other than those specifically set forth in the notice of the annual meeting and, as of the date of this Information Statement, does not know of any matters to be brought before the annual meeting by others. If any other matters properly come before the annual meeting, or any adjournment or postponement of the annual meeting, it is the intention of the persons named in the accompanying proxy to vote those proxies on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

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